SCHEDULE 14A

                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other that the Registrant /   /

Check the appropriate box:
/   / Preliminary Proxy Statement
/   / Confidential for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
/X/ Definitive Proxy Statement
/   / Definitive Additional Materials
/   / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 MERISEL, INC.
------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                     N/A
------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): N/A

/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
Item 22(a)(2) of Schedule 14A / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3). / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         (1) Title of each class of securities to which transaction applies:
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         (2) Aggregate number of securities to which transaction applies:
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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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         (4) Proposed maximum aggregate value of transaction:
------------------------------------------------------------------------------
         (5) Total fee paid:
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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration No.:

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(3) Filing Party:

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(4) Date Filed:

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




                                  MERISEL, INC.



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD JUNE 4, 2003


TO OUR STOCKHOLDERS:


         The Annual Meeting of Stockholders (the "Annual Meeting") of Merisel, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, June 4, 2003, at 10:00 a.m., Los Angeles time, at the Company's headquarters located at 200 Continental Boulevard, El Segundo, California, for the following purposes as described in the accompanying Proxy Statement:


         1. To elect one Class III director to the Board of Directors to serve until the third succeeding annual meeting of stockholders.

         2. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.


         The Board of Directors has fixed April 16, 2003 as the record date for determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof, and only record holders of Common Stock at the close of business on that day will be entitled to vote. A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 is enclosed with this Notice of Annual Meeting but is not to be considered part of the proxy soliciting material.


         All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, to ensure your representation at the Annual Meeting, please mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she previously returned a proxy.


                                        By Order of the Board of Directors


                                        /s/Allyson Vanderford
                                        -------------------------------------
                                        Allyson Vanderford
                                        Secretary


El Segundo, California
April 18, 2003

                                  MERISEL, INC.
                            200 Continental Boulevard
                          El Segundo, California 90245


                                 PROXY STATEMENT


                               GENERAL INFORMATION

         This Proxy Statement is being sent on or about April 28, 2003 in connection with the solicitation of proxies by the Board of Directors of Merisel, Inc., a Delaware corporation (the "Company" or "Merisel"). The proxies will be voted at the Company's Annual Meeting of Stockholders (the "Annual Meeting"), which will be held on June 4, 2003, at 10:00 a.m., Los Angeles time, at the Company's headquarters located at 200 Continental Boulevard, El Segundo, California, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The record date for the Annual Meeting is the close of business on April 16, 2003 (the "Record Date"), and all holders of record of Merisel's common stock, par value $0.01 per share (the "Common Stock"), on the Record Date are entitled to notice of the Annual Meeting and to vote at the Annual Meeting, or at any adjournment thereof. The Company's principal executive offices are located at 200 Continental Boulevard, El Segundo, California 90245, and its telephone number is (310) 615-3080.

         A proxy form for use at the Annual Meeting is enclosed. Whether or not you plan to attend the Annual Meeting in person, please date, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope provided in order to ensure that your shares will be voted at the Annual Meeting. Any stockholder who returns a proxy has the power to revoke it at any time prior to its effective use by filing an instrument revoking it or a duly executed proxy bearing a later date with the Secretary of the Company or by attending the Annual Meeting and voting in person. Unless contrary instructions are given, any such proxy, if not revoked, will be voted at the Annual Meeting for the Director nominee named herein and with regard to all other matters in the discretion of the persons named in the accompanying form of proxy.

         The only voting securities of the Company are the outstanding shares of Common Stock. At the Record Date, 7,616,382 shares of Common Stock were outstanding and there were 900 stockholders of record. The holders of record of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. As to all matters, each holder of Common Stock is entitled to one vote for each share of Common Stock held. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. The director nominees who receive the greatest number of votes at the Annual Meeting will be elected to the Board of Directors of the Company. Stockholders are not entitled to cumulate votes. Votes against a candidate and votes withheld have no legal effect with respect to the election of directors. In matters other than the election of directors, abstentions are counted as votes against in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

         The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by Merisel. The Company may request banks and brokers to solicit their customers who beneficially own Common Stock listed of record in names of nominees, and will reimburse such banks and brokers for their reasonable out-of-pocket expenses of such solicitation. The original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and regular employees of the Company, but no additional compensation will be paid to such individuals.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         The Board of Directors presently consists of five members divided into three classes serving staggered terms, with one class of directors elected annually. Class I and Class II consist of two directors each and Class III consists of one director. At the Annual Meeting, the term of the present director constituting Class III will expire. The term of the directors in Class I extends through the next succeeding annual meeting of stockholders, and the term of directors in Class II extends through the second succeeding annual meeting of stockholders. The table below indicates the names of the directors in each class.

       Class I                   Class II                         Class III
       -------                  --------                          ---------
Albert J. Fitzgibbons III     Bradley J. Hoecker             Timothy N. Jenson

Lawrence J. Schoenberg        Dr. Arnold Miller

         The Board of Directors has nominated the incumbent Class III director named above for election as Class III director at the Annual Meeting. The nominee has consented to being named in this Proxy Statement as a nominee for election as director and has agreed to serve as a director if elected. The director elected at the Annual Meeting will be elected for a term that will expire at the third succeeding Annual Meeting of Stockholders.

         If, by reason of death or other unexpected occurrence, such nominee should for any reason become unavailable for election (although management knows of no reason to anticipate that this will occur), the persons named in the accompanying form of proxy may vote for the election of such substitute nominee as the Board of Directors may propose. The accompanying form of proxy contains a discretionary grant of authority with respect to this matter.

Information Regarding Nominee and the Board of Directors

         The nominee for election as Class III director and all current Class I and II directors are listed below, together with their ages and all Company positions and offices held by them.

              Name                         Age       Position
              ----                         ---       --------
Albert J. Fitzgibbons III.......           57        Director
Bradley J. Hoecker..............           41        Director
Timothy N. Jenson...............           44        Director, Chief Executive
                                                     Officer, President, Chief
                                                     Financial Officer and
                                                     Assistant Secretary
Dr. Arnold Miller...............           75        Director
Lawrence J. Schoenberg..........           70        Director


         The business experience, principal occupations and employment during at least the last five years of the nominee for election as Class III director and each of the Class I and II directors, together with their periods of service as directors and officers of the Company, as applicable, are set forth below.

         Albert J. Fitzgibbons III. Mr. Fitzgibbons has been a member of the Board of Directors since December 1997. Mr. Fitzgibbons is a Partner and a Director of Stonington Partners, Inc. ("Stonington"), a position that he has held since 1993, and a Partner and Director of Stonington Partners, Inc., II ("Stonington II"). He served as a Director of Merrill Lynch Capital Partners, Inc. ("MLCP"), a private investment firm associated with Merrill Lynch & Co. ("ML&C"), from 1988 to May 2001 and as a Consultant to MLCP from 1994 to December 2000. He was a Partner of MLCP from 1993 to 1994 and Executive Vice President of MLCP from 1988 to 1993. Mr. Fitzgibbons was also a Managing Director of the Investment Banking Division of ML&C from 1978 to July 1994.

         Bradley J. Hoecker. Mr. Hoecker has been a member of the Board of Directors since December 1997. Mr. Hoecker is a Partner and Director of Stonington and a Partner and Director of Stonington II. Prior to being named partner in 1997, Mr. Hoecker was a Principal of Stonington since 1993. He was a Consultant to MLCP from 1994 to December 2000 and was an Associate in the Investment Banking Division of MLCP from 1989 to 1993.

         Timothy N. Jenson. Mr. Jenson joined the Company in 1993 as Vice President and Treasurer and was elected Senior Vice President - Finance in 1998. Mr. Jenson became Chief Financial Officer in August 1998 and was elected Executive Vice President in January 2000. Mr. Jenson was appointed Chief Executive Officer and President and became a member of the Board of Directors in April 2001. From 1989 to 1993, Mr. Jenson served as Vice President at Citicorp North America, Inc. where he provided financial services, banking products and advisory services to multinational corporations, including the Company. Previously, Mr. Jenson served as Vice President of Corporate Banking at Bank of America for five years.

         Dr. Arnold Miller. Dr. Miller was elected to the Board of Directors in August 1989. Since its formation in 1987, he has been President of Technology Strategy Group, a consulting firm organized to assist businesses and government in the fields of corporate strategy development, international technology transfer and joint ventures, as well as business operations support. Prior to forming Technology Strategy Group, Dr. Miller was employed at Xerox Corporation, a computer products and information services company, for 14 years, where his most recent position was Corporate Vice President with responsibility for worldwide electronics operations.

         Lawrence J. Schoenberg. Mr. Schoenberg was elected to the Board of Directors following the acquisition by the Company of Microamerica, Inc. ("Microamerica") in April 1990. Mr. Schoenberg had previously served as a director of Microamerica from 1983 to April 1990. From 1967 through 1990, Mr. Schoenberg served as Chairman of the Board and Chief Executive Officer of AGS Computers, Inc. ("AGS"), a computer software company. From January to December 1991, Mr. Schoenberg served as Chairman and as a member of the executive committee of the Board of Directors of AGS. Mr. Schoenberg retired from AGS in 1992. He is also a director of Government Technology Services, Inc. and Cellular Technology Services, Inc.

Committees and Meetings of the Board of Directors


         The Company's Board of Directors met seven times during 2002. Each incumbent director attended at least 75% of the aggregate of (i) the total number of meetings held by the Board of Directors and (ii) the total number of meetings held by all Committees of the Board of Directors on which he served.

           Compensation Committee

         The Board of Directors maintains a Compensation Committee, which is currently comprised of Messrs. Schoenberg and Fitzgibbons and Dr. Miller. The Compensation Committee met once in 2002. The Compensation Committee's primary purposes are to establish policies relating to the compensation of the Company's executive officers and other key employees, administer the Company's compensation plans, including employee stock option plans, and consider and make recommendations to the Board of Directors concerning other compensation matters. The Compensation Committee is authorized to make recommendations to the Board of Directors concerning the compensation of the Company's Chief Executive Officer, to determine the compensation of the Company's President, Chief Operating Officer, Chief Financial Officer and other executive officers, to approve on an annual basis the Company's management bonus plan and to make grants of stock options and other stock-related incentive compensation awards.

           Nominating Committee

         The Board of Directors maintains a Nominating Committee, which is currently comprised of Messrs. Schoenberg, Fitzgibbons and Hoecker. The purposes of the Nominating Committee are to recommend persons for membership on the Board and to establish criteria and procedures for the selection of new directors. There are no procedures established to accept nominees recommended by the Company's stockholders. The Nominating Committee did not meet during 2002.

         Audit Committee

         The Board of Directors maintains an Audit Committee, which is currently comprised of Dr. Miller and Messrs. Hoecker and Schoenberg. The Audit Committee met seven times in 2002. The duties of the Audit Committee include, among other things, reviewing the Company's annual and quarterly financial statements and the results of each audit and quarterly review by the Company's independent accountants, consulting and meeting with the Company's independent accountants, auditors and Chief Financial Officer and other finance and accounting personnel concerning various matters, including the adequacy of internal controls, reviewing potential conflict of interest situations, where appropriate, and reporting and making recommendations to the full Board of Directors regarding such matters. Additionally, the Audit Committee has sole authority to retain, determine funding for, and oversee the Company's independent accountants. The Audit Committee operates under a written charter adopted by the Board of Directors, which is attached to this Proxy Statement as Exhibit A.

         The Company's securities are quoted on NASDAQ and, with the exception of Mr. Hoecker, the members of the Audit Committee meet the requirements of independence as defined by NASDAQ's rules. However, because the Board of Directors has determined that it is in the best interests of the Company and its stockholders that Mr. Hoecker be a member of the Audit Committee based on Mr. Hoecker's experience and knowledge of financial matters, NASDAQ's rules permit Mr. Hoecker to be a member of the Audit Committee.

         The Sarbanes-Oxley Act of 2002 requires that NASDAQ adopt additional rules that define independence more restrictively than under current rules. As a basic criterion for determining independence, the new rules will provide that a member of the Audit Committee may not be an affiliated person of the issuer or any subsidiary of the issuer apart from his or her capacity as a member of the board of directors or any board committee, without any exception as provided for in the current rules. Mr. Hoecker, as a partner and director of certain affiliates of Phoenix Acquisition Company II, L.L.C., the majority stockholder of the Company, will not meet the independence requirements. The Board of Directors will change the composition of the Audit Committee to meet the independence requirements of any SEC and NASDAQ rules at or prior to the time they become applicable to the Company.


         Merisel, Inc. 2002 Audit Committee Report

         The Audit Committee has been established for the purpose of overseeing the Company's accounting and financial reporting processes on behalf of the Board of Directors. Management is responsible for the preparation, presentation and integrity of the Company's financial statements; accounting and financial reporting principles; internal controls; and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Deloitte & Touche LLP ("D&T"), the Company's independent accounting firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with auditing standards generally accepted in the United States of America. In accordance with the Sarbanes-Oxley Act, the Audit Committee has ultimate authority and responsibility to select, compensate, evaluate and, when appropriate, replace the Company's independent accountants.

         In accordance with existing Audit Committee policy and the more recent requirements of the Sarbanes-Oxley Act, all services to be provided by D&T are subject to pre-approval by the Audit Committee. This includes audit services, audit-related services, tax services and other services. In some cases, pre-approval is provided by the full Audit Committee for up to a year, and relates to a particular category or group of services and is subject to a specific budget. In other cases, Dr. Miller, as the Designated Member, has the delegated authority from the Audit Committee to pre-approve additional services, and such pre-approvals are then communicated to the full Audit Committee. See "Relationship with and Fees of Independent Public Accountants" for more information regarding fees paid to D&T for services in fiscal years 2002 and 2001.

         In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management of the Company and D&T the audited consolidated financial statements of the Company for the year ended December 31, 2002. Management represented to the Audit Committee that the consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. In addition, the Audit Committee has discussed with D&T the matters required by Statements on Auditing

Standards No. 61 (Communication with Audit Committees) and, with and without management present, discussed and reviewed the results of the independent accountants' examination of the consolidated financial statements.

         The Audit Committee has also received and reviewed the written disclosures and the letter from D&T required by Independence Standards Board Standard No. 1 and the Audit Committee has discussed with D&T its independence from the Company.

         Based on the foregoing review and discussions and a review of the report of D&T with respect to the consolidated financial statements, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

                         Dr. Arnold Miller (chairman)
                         Bradley J. Hoecker
                         Lawrence J. Schoenberg

Director Compensation

         Each nonemployee director is entitled to receive an annual retainer fee of $24,000, $1,000 for each Board of Directors meeting attended ($500 for meetings held telephonically), $1,000 quarterly for acting as the chairman of a committee of the Board of Directors, and $500 for each committee meeting attended plus reimbursement for travel expenses incurred in attending Board of Directors and committee meetings. Messrs. Fitzgibbons and Hoecker have waived their rights to receive any compensation for services as directors other than reimbursement of travel expenses. During 2002, Dr. Miller also received $16,000 in fees for consulting services performed at the request of the Board of Directors. To maintain Dr. Miller's independence as a director of the Company, the Board of Directors does not intend to engage Dr. Miller to provide consulting services in the future.

Ownership of Common Stock

         The following table sets forth as of April 14, 2003 certain information regarding beneficial ownership of the Company's Common Stock by each stockholder known by the Company to be the beneficial owner of 5% or more of the outstanding Common Stock as of such date, each director, executive officer and former executive officer of the Company named below under the caption "Executive Compensation - Summary Compensation Table," and all directors and executive officers (including such former executive officers) as a group. Unless otherwise indicated, the stockholders have sole voting and investment power with respect to shares beneficially owned by them, subject to community property laws, where applicable.

Name and Address                                 Amount and Nature of        Percent of
                                                 Beneficial Ownership        Shares Owned
Traci Barnett...............................               3,000  (1)             *
Albert J. Fitzgibbons III...................                 -0-  (2)             *
Bradley J. Hoecker..........................                 -0-  (2)             *
Timothy N. Jenson...........................             130,927  (3)(4)        1.71%
Dr. Arnold Miller...........................                 600  (5)             *
Phoenix Acquisition Company II, L.L.C.......           6,088,343  (6)(7)       69.94%
 767 5th Avenue, 48th Floor
 New York, New York 10153
Lawrence J. Schoenberg......................              36,458  (5)             *
Allyson Vanderford..........................               2,852  (3)             *
Karen A. Tallman............................              54,968  (3)             *
Mary C. West................................               2,988  (3)             *
All Directors and Executive Officers........             231,793  (3)(8)        3.03%
  as a Group (9 Persons)
----------------
*Less than 1%

(1) Includes 2,500 shares issuable with respect to stock options exercisable within 60 days after April 14, 2003.
(2) Each of Messrs. Fitzgibbons and Hoecker is a director or partner of certain affiliates of Phoenix Acquisition Company II, L.L.C. ("Phoenix") and, therefore, may be deemed to beneficially own the 6,088,343 shares of Common Stock beneficially owned by Phoenix. Each of Messrs. Fitzgibbons and Hoecker disclaims such beneficial ownership. The address of each of Messrs. Fitzgibbons and Hoecker is the same as that given for Phoenix.
(3) Includes shares held in the Company's 401(k) plan for the accounts of the following individuals: Mr. Jenson-7,167; Ms. Vanderford-2,352; Ms. Tallman-12,968; and Ms. West-2,988. The administrative committee of the Company's 401(k) plan directs the voting of shares held in the plan.
(4) Includes 22,500 shares issuable with respect to stock options exercisable within 60 days after April 14, 2003 and 101,260 shares for which Mr. Jenson shares voting and investment power with his spouse.
(5) Includes 400 shares issuable with respect to stock options exercisable within 60 days after April 14, 2003.
(6) Includes 1,088,343 shares of Common Stock into which the Convertible Preferred Stock beneficially owned by Phoenix is convertible within 60 days after April 14, 2003.
(7) All information regarding share ownership (except for (6) above) is taken from and furnished in reliance upon the Schedule 13D filed by Phoenix pursuant to Section 13(d) of the Securities Exchange Act of 1934. Stonington Capital Appreciation 1994 Fund, L.P. (the "Fund") is the sole member of Phoenix. Stonington Partners, L.P. ("Stonington LP") is the general partner of the Fund, and Stonington Partners, Inc. II ("Stonington II") is the general partner of Stonington LP. The Fund is managed by Stonington. The following individuals are the directors and/or officers of Stonington and Stonington II and have shared voting and dispositive powers with respect to the Common Stock held by Phoenix: Alexis P. Michas; James
     J. Burke, Jr.; Robert F. End; Albert J. Fitzgibbons III; and Bradley J. Hoecker. Stonington LP, Stonington II, Stonington and each of the directors and officers of Stonington II and Stonington disclaim beneficial ownership of these shares.
(8) Includes 25,800 shares issuable with respect to stock options exercisable within 60 days after April 14, 2003.

Executive Officers

         Set forth in the table below are the names, ages and offices held by all executive officers of the Company.

                         Name                         Age                             Position
                         ----                         ---                             --------
         Timothy N. Jenson..................           44         Chief Executive Officer, President, Chief
                                                                  Financial Officer and Assistant Secretary
         Traci Barnett......................           43         Vice President, Sales and Marketing
         Allyson Vanderford.................           34         Vice President, Finance, Treasurer and Secretary

         Executive officers of the Company are elected by and serve at the discretion of the Board of Directors. Set forth below is a brief description of the business experience for the previous five years of all executive officers except Mr. Jenson. For information concerning the business experience of Mr. Jenson, see "Information Regarding Nominee and the Board of Directors" above.

         Traci Barnett. Ms. Barnett joined the Company in April 2001 as its Vice President, Sales and Marketing. From 2000 to 2001, Ms. Barnett was employed by WhatzNew.com, a computer products reseller, as its Senior Vice President of Sales. From 1992 to 2000, Ms. Barnett was employed by Ingram Micro, a computer products distributor, where she held various positions including Director, Sales and Director, Product Management.

         Allyson Vanderford. Ms. Vanderford joined the Company in April 1998 as manager of financial planning and analysis. In December 1999 she was promoted to the position of Director of financial planning and analysis and in April 2001, she was appointed Vice President, Finance, and Treasurer. In October 2002 she was elected as Secretary of the Company. From 1995 to 1998, Ms. Vanderford was employed by the auditing firm of Deloitte & Touche, LLP where she held the positions of Staff Accountant and Senior Accountant. From 1992 to 1995, Ms. Vanderford was employed by the Company and held various positions, including Senior Staff Accountant and General Accounting Supervisor.

Executive Compensation

Summary Compensation Table

         The following table sets forth the cash and non-cash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer, the Company's two other executive officers and two former executive officers of the Company for whom disclosure would have been provided had they been executive officers of the Company as of December 31, 2002.

                                                                             Long Term
                                                                           Compensation      All Other
Name and                                       Annual Compensation           Awards(1)      Compensation
Principal Position               Year          Salary($) Bonus($)         SARs/Options(#)      ($)(2)
------------------               ----          ------------------         ---------------      ------

Timothy N. Jenson              2002            400,000    661,590(4)             -0-            5,500
  Chief Executive Officer,     2001(3)         373,077    300,000                -0-           70,100
  President and Assistant      2000            298,076    125,000             10,000           12,367
  Secretary

Traci Barnett                  2002            170,961      61,500               -0-            5,500
  Vice President,              2001(5)         101,538       -0-              25,000            2,369
  Sales and Marketing          2000               -0-        -0-                 -0-              -0-

Allyson Vanderford             2002            124,038      50,000               -0-            5,221
  Vice President,              2001            114,230      25,000               -0-            4,176
  Finance and Treasurer        2000             96,694      45,000               -0-            4,250

Karen A. Tallman               2002            168,178     100,000               -0-            2,448
  Former Senior Vice President,2001            200,000     100,000               -0-            5,100
  General Counsel and          2000            196,153       3,110             1,000            5,100
  Secretary(6)

Mary C. West                   2002             53,605      50,000               -0-          235,604
  Former Senior Vice President,2001            215,000     100,000               -0-            5,100
  Information Technology(6)    2000            213,846       6,700             2,500            5,100

(1) The amounts listed reflect a one-for-ten reverse stock split that was effective on February 14, 2001.

(2) Includes amounts contributed by the Company to the Company's 401(k) plan as follows: Mr. Jenson - $5,500 in 2002, $5,100 in 2001 and $5,100 in 2000;
     Ms. Barnett - $5,500 in 2002 and $2,369 in 2001; Ms. Vanderford - $5,221 in
     2002, $4,176 in 2001 and $4,250 in 2000; Ms. Tallman - $4,730 in 2002,
     $5,100 in 2001 and $5,100 in 2000; and Ms. West - $5,100 in 2001 and $5,100
     in 2000. For Mr. Jenson, the amount for 2001 also includes the forgiveness of a loan used to purchase shares of the Company's common stock and the amount for 2000 also includes imputed interest of $7,267 related to that loan. For Ms. West, the amount for 2002 includes all severance compensation payable following termination of her employment as well as payment for accrued vacation.

(3)  Mr. Jenson was appointed Chief Executive Officer and President April 1,
     2001.

(4) Consists of bonus compensation payable pursuant to a retention agreement entered into as of April 1, 2001 between Mr. Jenson and the Company, but does not include $421,029 payable to Mr. Jenson in January 2003 pursuant to such agreement. See "Employment and Change of Control Arrangements" below. Portions of such bonus payments have been deferred by Mr. Jenson pursuant to the Deferred Compensation Agreement between Mr. Jenson and the Company dated December 18, 2001.

(5)  Ms. Barnett's employment by the Company commenced April 30, 2001.

(6) Ms. Tallman's employment terminated in October 2002 and Ms. West's employment terminated in April 2002.

Options in 2002

     The following table summarizes stock option exercises during 2002 by the persons named under "Summary Compensation Table" above and the value of the options held by such persons at the end of 2002. The amounts listed in the table reflect a one-for-ten reverse stock split that was effective on February 14, 2001.



                                Aggregated Option Exercises in 2002
                               and Value of Options at 2002 Year End

                                               Number of Securities             Value of Unexercised
                               Shares         Underlying Unexercised           In-the-Money Options at
                             Acquired on    Options at Fiscal Year End (#)      Fiscal Year End ($)(1)
           Name             Exercise (#)    Exercisable     Unexercisable    Exercisable    Unexercisable
           ----             ------------    -----------     -------------    -----------    -------------
Timothy N. Jenson........        -0-              20,000           5,000         ---            ---
Traci Barnett............        -0-               2,500          22,500         ---            ---
Allyson Vanderford.......        -0-                 ---             ---         ---            ---
Karen A. Tallman.........        -0-              15,550             ---         ---            ---
Mary C. West.............        -0-                 ---             ---         ---            ---
----------
    (1)  The fair market value of the Common  Stock as of December 31, 2002 was $1.90.  No  unexercised  options had an exercise price less than such value.

Equity Compensation Plan Information

      The following table provides information regarding (i) the aggregate number of securities (consisting of Merisel Common Stock) to be issued under all of Merisel's stock option plans upon exercise of outstanding options, warrants and other rights and their weighted-average exercise price as of December 31, 2002 and (ii) the number of securities remaining available for issuance under such plans. All of the Company's equity compensation plans have been approved by the Company's stockholders.

                                                                                         Number of securities
                                                                                        remaining available for
                                       Number of securities                              future issuance under
                                        to be issued upon         Weighted-average        equity compensation
                                          exercise of            exercise price of           plans (excluding
                                       outstanding options,      outstanding options,         securities
Plan Category                          warrants and rights      warrants and rights      reflected in column (a))
-------------                          -------------------      -------------------     ------------------------
                                               (a)                      (b)                        (c)
Equity compensation plans approved
   by stockholders                           $179,270                  $26.46                   $608,974
                                      -----------------------   ---------------------   --------------------------

Equity compensation plans not
   approved by stockholders                     -0-                      -0-                        -0-
                                      -----------------------   ---------------------   --------------------------

        Total                                $179,270                  $26.46                   $608,974
                                      =======================   =====================   ==========================


         Compensation Committee Interlocks and Insider Participation

         The members of the Compensation Committee of the Board of Directors, who are appointed by the Board of Directors, are Messrs. Fitzgibbons and Schoenberg and Dr. Miller. Messrs. Fitzgibbons, Schoenberg and Dr. Miller have never been employed by the Company and Dr. Miller and Mr. Schoenberg are members of the Audit Committee.

         Compensation Committee Report on 2002 Executive Compensation

         The Compensation Committee (the "Committee") of the Board of Directors is currently comprised of Messrs. Fitzgibbons and Schoenberg and Dr. Miller. The Committee is authorized to make recommendations to the Board of Directors concerning the compensation of the Company's Chief Executive Officer, to determine the compensation of the Company's President, Chief Operating Officer, Chief Financial Officer and other executive officers, to approve on an annual basis the Company's management bonus plan and to make grants of stock options and other stock-related incentive compensation awards. Any member of the Board of Directors who is also an executive officer does not participate when the Board of Directors reviews his compensation. In 2002, the Committee made no recommendations regarding changes in executive compensation and approved no grants of stock options or other stock-related compensation awards.

         As required by rules designed to enhance the disclosure of Merisel's executive compensation policies and practices, the following is the Committee's report addressing the compensation of the Company's executive officers for 2002.

         Compensation Policy. The Company's executive compensation policy is designed to establish an appropriate relationship between executive pay and the Company's annual performance and short-term objectives, its long-term objectives, and its ability to attract and retain qualified executive officers. The Committee attempts to achieve these goals by integrating competitive annual base salaries with (a) bonuses based on corporate performance and other performance measures and on the achievement of internal strategic objectives and
(b) stock options or other stock-based incentive awards through the Company's stock option and similar plans. The Committee believes that cash compensation in the form of salary and bonus provides Company executives with short-term rewards for success in operations, and that long-term compensation through the award of stock options or other stock-based awards encourages growth in management stock ownership, which in turn leads to the expansion of management's stake in the long-term performance and success of the Company.

         Base Salary and Bonuses. The base salary levels of executive officers in 2002 were not increased as part of an across-the-board salary increase, however, certain executives received salary increases that primarily consisted of merit increases. The compensation of newly hired executives is generally determined based upon the individual's previous experience and industry standards for compensation paid to employees with comparable responsibilities.

         In June 2001, the Board of Directors approved a bonus plan for certain members of the Company's U.S. management team (the "2001 Bonus Plan"). The 2001 Bonus Plan provided for annual bonuses, payable based on the achievement of specified objectives, including revenue and profitability levels for individuals in operating positions. Bonuses under the 2001 Bonus Plan were paid in 2002. For 2002, the Board of Directors approved bonus amounts by department as part of its approval of the Company's 2002 operating plan, which were payable based on achievement of specified performance objectives.

         Stock Options. The Company has adopted a long-term incentive compensation strategy to provide incentives and reward management's contribution to the achievement of long-term Company performance goals, as measured by the market value of the Common Stock. In determining the amount of option grants to an individual, the Committee considers, among other things, the level of responsibility, position, contribution and anticipated performance requirements of such individual as well as prior grants to such individual and grants to individuals in comparable positions. While the Company has been pursuing its acquisition strategy during the last two years and in part because of the reduced size of the Company, the Board of Directors has determined to grant very limited stock-based awards during this period.

         Compensation of Chief Executive Officer. In March 2001, the Board of Directors approved the terms of Mr. Jenson's compensation as chief executive officer, which included an annual base salary of $400,000, which the Board believed was competitive for chief executive officers in similar situations and with Mr. Jenson's experience. Because of the importance to the Company of generating cash in connection with the wind-down of the Company's U.S. hardware distribution business, the Board of Directors provided for bonus payments based on the achievement of specified objectives relating to the generation of cash. See "Executive Compensation - Summary Compensation Table" above. No changes have been made in Mr. Jenson's compensation since originally approved by the Board of Directors.

         Corporate Tax Deduction on Compensation. To the extent readily determinable and as one of the factors in its consideration of compensation matters, the Committee considers the anticipated tax treatment to the Company and to the executives of various compensation. Some types of compensation and their deductibility depend upon the timing of an executive's vesting or exercise of previously granted rights. Further, interpretations of and changes in the tax laws also affect the deductibility of compensation. To the extent reasonably practicable and to the extent it is within the Committee's control, the Committee intends to limit executive compensation in ordinary circumstances to that deductible under Section 162(m) of the Internal Revenue Code of 1986. In doing so, the Committee may utilize alternatives (such as deferring compensation) for qualifying executive compensation for deductibility and may rely on grandfathering provisions with respect to existing contractual commitments.

                        Lawrence J. Schoenberg (chairman)
                            Albert J. Fitzgibbons III
                                Dr. Arnold Miller


         Stock Price Performance Graph

         The following graph compares the total cumulative stockholder return on the Common Stock from December 31, 1997 to December 31, 2002 to that of the Standard & Poor's MidCap Index, an index that includes 400 companies with a total capitalization of $702,907,445,585 billion as of December 31, 2002, and
(b) a combination, assuming investment on a weighted average basis, of the Standard & Poor's Computer Systems Index and the Standard & Poor's Computer Software & Services Index over the same period. The graph assumes that the value of an investment in Common Stock and in each such index was $100 on December 31, 1997, and that all dividends have been reinvested. Cumulative total stockholder return consists of change in stock price and cumulative dividends, assuming dividend reinvestment.

Employment and Change of Control Arrangements

         The Company has entered into a retention agreement with Mr. Jenson, effective as of April 1, 2001. Pursuant to this retention agreement, Mr. Jenson serves as the Chief Executive Officer and President of the Company with an annual base salary of $400,000. In addition, the retention agreement provides that Mr. Jenson will be entitled to certain bonus payments based upon the achievement of specified objectives that relate to the generation of cash. The Company has no obligation to retain or continue Mr. Jenson as an employee and his employment status as an "at-will" employee of the Company is not affected by the retention agreement. If Mr. Jenson's employment with the Company is terminated for any reason other than as a result of (i) termination for Cause (as defined in the agreement), (ii) death or permanent disability, or (iii) Mr. Jenson's resignation without Good Reason (as defined in the agreement), the Company will pay Mr. Jenson a lump sum payment equal to his annual base salary and an amount equal to any unpaid bonuses and the Company will reimburse Mr. Jenson for the cost of his COBRA payments for the twelve-month period following his termination. Mr. Jenson has received bonus payments of $661,590 in 2002 and $421,029 in 2003 under the retention agreement.

         In August 2000, the Company entered into a bonus agreement that provided for the payment of the following bonuses to Mr. Jenson, provided that Mr. Jenson was an employee of the Company at the time such amounts were payable or in the event Mr. Jenson's employment terminated except under the circumstances described in the preceding paragraph: $100,000 upon completion of the sale or accounts receivable refinancing of the Company's Merisel Open Computing Alliance business; $100,000 upon completion of the sale, restructuring and/or winding down in all material respects of its U.S. distribution business; and $50,000 upon achievement of quarterly profitability for the Company's Canadian distribution business or upon completion of the sale and/or winding down in all material respects of that business. Mr. Jenson received aggregate bonus payments of $200,000 under the bonus agreement, which was superseded by the retention agreement described above before payment of a bonus related to the Company's Canadian distribution business.

         In August 2000, the Company entered into a retention agreement with Ms. Tallman, which provides that if Ms. Tallman's employment is terminated other than as a result of (i) "Termination for Cause" (as defined in the agreement),
(ii) her death or permanent disability or (iii) her resignation without "Good Reason" (as defined in the agreement), the Company will pay Ms. Tallman an amount equal to one times Ms. Tallman's annual base salary, to be paid over a period of 52 weeks in accordance with the Company's standard payroll practices. If such amount is payable, the retention agreement requires the Company to pay Ms. Tallman any unpaid bonuses provided for in the agreement and to reimburse Ms. Tallman for the cost of her COBRA payments for one year following the termination of her employment. The agreement also provides for the payment of a $50,000 bonus to Ms. Tallman upon completion of the sale of the Company's Merisel Open Computing Alliance business and a $50,000 bonus upon the completion of the sale, restructuring and/or winding down in all material respects of the Company's U.S. distribution business, which amounts have been paid to Ms.Tallman.

         In September 2000, the Company entered into a retention agreement with Ms. West, which provides that if Ms. West's employment is terminated other than as a result of (i) "Termination for Cause" (as defined in the agreement), (ii) her death or permanent disability or (iii) her resignation without "Good Reason" (as defined in the agreement), the Company will pay Ms. West severance in an amount equal to one times Ms. West's annual base salary, to be paid over a period of 52 weeks in accordance with the Company's standard payroll practices. If such amount is payable, the retention agreement requires the Company to pay Ms. West for any unpaid bonus provided for in the agreement and to reimburse Ms. West for the cost of her COBRA payments for one year following the termination of her employment. The agreement also provides for the payment of a $100,000 bonus to Ms. West upon the earlier of (i) the date on which to Company ceases providing services to Midrange Open Computing Alliance, Inc. (formerly Merisel Open Computing Alliance, Inc.) and (ii) June 1, 2001, which amount has been paid to Ms. West. As a result of Ms. West's termination of employment, the Company is obligated to make such severance payments.

Certain Relationships and Related Transactions

         Merisel has entered into Indemnity Agreements with some of its directors and executive officers, which agreements require Merisel, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors, officers, employees or agents of Merisel (other than liabilities arising from conduct in bad faith or which is knowingly fraudulent or deliberately dishonest), and, under certain circumstances, to advance their expenses incurred as a result of proceedings brought against them.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the Company's executive officers and directors to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of all such reports they file. Based on its review of the copies of such reports received by it and on written representations from such persons, the Company believes that, during 2002, all filing requirements applicable to its directors and executive officers were complied with.


                          RELATIONSHIP WITH AND FEES OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Audit Committee has selected and appointed Deloitte & Touche LLP, certified public accountants, to continue as the Company's auditors and to audit the books of account and other records of the Company for the fiscal year ending December 31, 2003. Deloitte & Touche LLP has audited the Company's financial statements since 1981. A representative of that firm is expected to be present at the Annual Meeting with the opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions. The Company has been advised that neither such firm, nor any of its partners or associates, has any direct or indirect financial interest in or any connection with the Company other than as accountants and auditors.


Audit and Non-Audit Fees

           The following table presents fees for professional audit services rendered by the Company's principal accounting firm, Deloitte & Touche LLP ("D&T") for the audit of the Company's annual financial statements and review of the quarterly financial statements for 2001 and 2002, and fees billed for other services rendered by D&T in accordance with new SEC definitions and rules which the Company elected to adopt for this year's Proxy Statement.

                                           2001                   2002
                                           ----                   ----
Audit fees                             $178,595               $142,350
                         ----------------------------------------------

Audit-related fees (1)                  $41,443               $163,054
                         ----------------------------------------------

Tax fees (2)                            $27,002                $42,136
                         ----------------------------------------------

All other fees                              -0-                    -0-
                         ----------------------------------------------

Total                                  $247,040               $347,540
                         ==============================================


        (1) Audit-related fees were primarily for acquisition related due diligence and accounting consultation in 2002 and acquisition related due diligence and pension plan audits in 2001.

        (2)     Tax fees were primarily for tax compliance and consulting.

                                  OTHER MATTERS

         Management does not know of any other matters to be presented at the Annual Meeting. If other matters do properly come before the Annual Meeting, it is intended that the persons named in the proxy will vote on them in their discretion.

Stockholder Proposals for Inclusion in 2004 Proxy Statement

         In order to be considered for inclusion in the proxy statement and proxy card relating to the Company's 2004 Annual Meeting of Stockholders, stockholder proposals must be received at the Company's executive offices at 200 Continental Boulevard, El Segundo, California 90245, addressed to the attention of the Corporate Secretary, by December 20, 2003. Stockholder proposals submitted to the Company for consideration at the Company's Annual Meeting of Stockholders to be held in 2004 after March 14, 2004 will be considered untimely under Rule 14a-4(c)(i) promulgated by the Securities and Exchange Commission. Accordingly, the proxies solicited with respect to the Company's 2003 Annual Meeting of Stockholders will confer discretionary authority to vote on any stockholder proposals received by the Company after March 14, 2004.


Annual Report on Form 10-K

         The Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (without exhibits thereto) has been mailed with this Proxy Statement. The Company will provide copies of exhibits to the Annual Report on Form 10-K, but will charge a reasonable fee per page to any requesting stockholder. Stockholders may make such request in writing to Investor Relations, Merisel, Inc., 200 Continental Boulevard, El Segundo, California 90245.



Code Of Business Conduct

         In 2002, the Board of Directors adopted and approved the Company Code of Business Conduct (the "Code") (filed with the Company's Annual Report on Form 10-K for the year ended December 31, 2002). All of the Company's employees are subject to the standards and requirements set forth in the Code and are required to sign a certificate of compliance. The Code can be found on the Company's website www.merisel.com.



                                      By Order of the Board of Directors

                                      /s/Allyson Vanderford
                                      -------------------------------------
                                      Allyson Vanderford
                                      Secretary
El Segundo, California
April 18, 2003

PROXY FORM

                                  MERISEL, INC.
                            200 Continental Boulevard
                             El Segundo, California

This Proxy is Solicited on Behalf of the Board of Directors of MERISEL, INC.

         The undersigned stockholder of Merisel, Inc., a Delaware corporation, acting under the Delaware General Corporation Law, hereby constitutes and appoints Timothy N. Jenson and Allyson Vanderford, and each of them, the attorneys and proxies of the undersigned, each with the power of substitution, to attend and act for the undersigned at the Annual Meeting of Stockholders of said corporation to be held on June 4, 2003, 10:00 a.m., at 200 Continental Boulevard, El Segundo, California, and at any adjournments thereof, and to vote, as follows:

The Board of Directors recommends a vote FOR the nominee listed in Proposal No.
1.

PROPOSAL NO. 1: To elect one Class III director to serve until the third succeeding annual meeting of stockholders.

 |_| FOR THE NOMINEE LISTED BELOW           |_| WITHOLD AUTHORITY TO VOTE FOR
                                                THE NOMINEE LISTED BELOW


                          Timothy N. Jenson


         Said attorneys and proxies, and each of them, shall have the powers which the undersigned would have if acting in person. The undersigned hereby revokes any other proxy to vote at such Meeting and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. In their discretion, said proxies are specifically authorized to vote with respect to all other matters as many properly come before the Meeting, including matters incident to the conduct of the Meeting and with respect to the election of any person as a director if a bona fide nominee for that office is named in the Proxy Statement and such nominee is unable to serve or for good cause will not serve.

   --------------------------------------------------------------------------



                   IMPORTANT - PLEASE SIGN ON THE OTHER SIDE.

This proxy will be voted in accordance with the choices specified by the undersigned on the other side of this proxy. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED HEREON, THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL NO. 1.


The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement relating to the Meeting and a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.





Signature of Stockholder


Dated:                              , 2003
      ------------------------------





Signature of Stockholder


Dated:                              , 2003
      ------------------------------


------------------------------------------------
Important: In signing this proxy, please sign your names on the signature lines in the same way as it is stenciled on this proxy. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.
EACH JOINT TENANT SHOULD SIGN.
------------------------------------------------



PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE POSTAGE PREPAID ENVELOPE PROVIDED.

                                                                    EXHIBIT A


                                  MERISEL, INC.
                             AUDIT COMMITTEE CHARTER

PURPOSE

         The primary purpose of the Audit Committee (the "Audit Committee") of Merisel, Inc. (the "Company") is to provide independent review and oversight of the Company's financial reporting practices, internal controls and independent auditors.

         The Audit Committee shall meet at least four times per year and as many other times as the Audit Committee deems necessary to fulfill its oversight responsibilities and shall report to the Board of Directors on a periodic basis concerning the Audit Committee's activities. One member of the Audit Committee shall be designated to serve as Chairman. The Chairman shall be responsible for leadership of the Audit Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board of Directors.

MEMBERSHIP

         The Audit Committee shall be composed of at least three directors who are qualified to serve on the Audit Committee pursuant to the requirements of Nasdaq, the Sarbanes-Oxley Act of 2002 (the "Act") and the rules and regulations promulgated by the Securities and Exchange Committee (the "SEC") pursuant to the Act.

DUTIES, RESPONSIBILITIES AND AUTHORITY

         The Audit Committee shall:

1. Have the sole authority to retain, determine funding for, and oversee the independent auditors, as set forth the rules and regulations promulgated by the SEC pursuant to Section 301 of the Act.

2. Evaluate the performance of the Company's independent auditors, and if so determined by the Audit Committee, replace the independent auditors (or nominate the independent auditors to be proposed for stockholder approval in a proxy statement).

3. Have the authority to engage and determine funding for independent counsel and other advisors that the Audit Committee deems necessary to advise it in carrying out its duties, as set forth the rules and regulations promulgated by the SEC pursuant to Section 301 of the Act.

4. Monitor the independence of the Company's independent auditors by ensuring its receipt from the auditors, at least annually, of a formal written statement:

        (a) Delineating all relationships between (i) persons employed by the independent auditors or any of the auditors' related entities within the last two years and (ii) the Company or any of its related entities; and disclosing any other relationship between (i) the independent auditors or any of the auditors' related entities and (ii) the Company or any of its related entities that in the auditors' professional judgment may reasonably be thought to bear on independence; and

        (b) Confirmation that, in the auditors' professional judgment, the independent auditors are independent of the Company within the meaning of the federal securities laws.

5. Preapprove all auditing services and all permissible non-auditing services provided to the Company by its independent auditors as set forth in the rules and regulations promulgated by the SEC pursuant to
         Section 202 of the Act.

6. Review the audit procedures employed by the independent auditors and the results thereof.

7. Discuss with the Company's independent auditors the matters required to be communicated pursuant to Statement on Auditing Standards No. 61, including any amendments or supplements thereto ("SAS 61").

8. Review the scope and results of the Company's internal auditing procedures and recommend any change in staffing of the Company's internal audit department.

9. Resolve any significant disputes between management and the independent auditors that arose in connection with the preparation of the Company's financial statements.

10. Review and approve or disapprove proposed transactions between the Company and its employees or directors, as contemplated by the Company's management conduct policies.

11. Review with management and the independent auditors the adequacy and effectiveness of the Company's system of internal accounting controls, including the adequacy of such controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

12. Review the results of each audit by the independent auditors, including any qualifications in the auditors' opinion, any related management letter, management's responses to recommendations made by the auditors in connection with the audit, and reports submitted to the Audit Committee by the internal audit department that are material to the Company as a whole and management's responses to those reports.

13. Review and discuss with the Company's management and the independent auditors the Company's annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

14. Review major changes to the Company's auditing and accounting policies and practices as suggested by the independent auditors, internal auditors or management.

15. Issue annually a report to be included in the Company's proxy statement as required by the rules of the SEC.

16. Meet periodically (i) with management to review the Company's major financial and legal risk exposure and the steps management has taken to monitor and control such risks, and (ii) with legal counsel when appropriate to discuss legal matters that may have a significant effect on the Company's financial statements.

17. As set forth in the rules and regulations promulgated by the SEC pursuant to Section 301 of the Act, establish procedures (a) for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (b) required to ensure that such complaints are treated confidentially and anonymously.

18. Review and reassess this charter annually and recommend to the Company's Board of Directors any changes to this Charter that the Audit Committee deems necessary or desirable.

19. Perform such other specific functions as the Company's Board may from time to time direct, and conduct or authorize such investigations into any matters within the scope of its responsibilities as the Audit Committee deems appropriate.

20. Together with its independent legal counsel, prepare guidelines to effect the foregoing provisions, and to comply with the Act and the rules and regulations promulgated by the SEC and NASDAQ.

AUTHORIZATION

         Except as limited by the Delaware General Corporation Law and the Company's By-Laws, the Audit Committee shall have and may exercise all of the authority of the Board of Directors for the limited purpose of carrying out the Audit Committee's duties and responsibilities set forth above.